UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 22, 2004

Columbia Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-24302	52-1545782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7168 Columbia Gateway Drive, Columbia, Maryland 21046
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 423-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

          The following information is furnished pursuant to Item 8.01, “Other Events”:

          On December 22, 2004 Columbia Bancorp issued a press release to authorize and declare a quarterly cash dividend on Common Stock of $.17 per share.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit	Description

99.1	Press Release issued December 22, 2004, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANCORP

Date: December 22, 2004

/s/ JAMES P. RADICK

	Name:	James P. Radick
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued December 22, 2004